CHIEF EXECUTIVE OFFICER
SECTION 906 CERTIFICATION UNDER SARBANES OXLEY ACT






I, Julian Sluyters, certify that:

1. I have reviewed this report, filed on behalf of EAFE Equity Index Fund, a series of Scudder Investments VIT Funds, on Form N-CSR;

2. Based on my knowledge and pursuant to 18 U.S.C. ss. 1350, the periodic report on Form N-CSR (the "Report") fully complies with the requirements of ss. 13 (a) or ss. 15 (d), as applicable, of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.




August 23, 2004                                    /s/  Julian Sluyters
                                                   Julian Sluyters
                                                   Chief Executive Officer
                                                   EAFE Equity Index Fund, a
                                                   series of Scudder Investments
                                                   VIT Funds

CHIEF FINANCIAL OFFICER
SECTION 906 CERTIFICATION UNDER SARBANES OXLEY ACT






I, Charles A. Rizzo, certify that:

1. I have reviewed this report, filed on behalf of EAFE Equity Index Fund, a series of Scudder Investments VIT Funds, on Form N-CSR;

2. Based on my knowledge and pursuant to 18 U.S.C. ss. 1350, the periodic report on Form N-CSR (the "Report") fully complies with the requirements of ss. 13 (a) or ss. 15 (d), as applicable, of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.




August 23, 2004                                   /s/ Charles A. Rizzo
                                                  Charles A. Rizzo
                                                  Chief Financial Officer
                                                  EAFE Equity Index Fund, a
                                                  series of Scudder Investments
                                                  VIT Funds